EXHIBIT 10.4
                          COMMERCIAL SECURITY AGREEMENT

------------------- ---------------- -------------- ----------- ---------- -------------- ----------------- -------------- ---------
   Principal        Loan Date        Maturity       Loan No.    Call       Collateral     Account           Officer        Initials
$2,000,000.00       06-29-1999       06-29-2000                 A100
------------------- ---------------- -------------- ----------- ---------- -------------- ----------------- -------------- ---------

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References  in the shaded  area are for  Lender's  use only and do not limit the applicability of this document to any particular loan or item.
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Borrower:   Elcotel, Inc.              Lender:  NationsBank, N.A.
            6428 Parkland Drive                 P.O. Box 40329
            Sarasota, FL  34243                 Jacksonville, FL  32203-0329

================================================================================

THIS COMMERCIAL SECURITY AGREEMENT is entered into between Elcotel, Inc. (referred to below as "Grantor"); and NationsBank, N.A. (referred to below as "Lender"). For valuable consideration, Grantor grants to Lender a security interest in the Collateral to secure the indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

         Agreement. The word "Agreement" means this Commercial Security Agreement, as this Commercial Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Security Agreement from time to time.

         Collateral.   The  word  "Collateral"  means  the  following  described
         property of Grantor, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

                  All accounts and general intangibles, together with the following specifically described property: All export related accounts, inventory and general intangibles.

         In addition, the word "Collateral" includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and where located:

                  (a) All accessions, accessories, increases, and additions to and all replacements of and substitutions for any property described above.

                  (b) All products and produce of any of the property described in this Collateral section.

                  (c) All accounts, contract rights, general intangibles, instruments, rents, monies, revenues, issues, profits, payments and all other rights, arising out of a sale, lease, trade, exchange or other disposition of any of the property described in this Collateral section.

                  (d) All proceeds (including insurance proceeds) from the sale, destruction, loss, condemnation or other disposition of any of the property described in this Collateral section.

                  (e) All proceeds, refunds or rebates from the cancellation of any insurance policies or any of the property described in this Collateral section or from any warranty, service, disability or credit insurance product or policy for Grantor, for the benefit of Grantor or for any of the property described in this Collateral section.

                  (f) All records and data relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Grantor's right, title, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

         Accounts. The word "accounts" means all accounts, instruments, documents, chattel paper, reimbursements and obligations in any form owing to Grantor arising out of the sale or lease of goods or the rendition of services by Grantor whether or not earned by performance; all credit insurance, guaranties, letters of credit, advices of credit, and other security for any of the foregoing; all merchandise returned to or reclaimed by Grantor; and Grantor's books relating to any of the foregoing. For purposes of this Agreement, Grantor's grant of accounts to Lender as Collateral includes an assignment of all accounts to Lender.

         General Intangibles. The words "general intangibles" mean all general intangibles, choices in action, causes of action, and all other personal property of every kind and nature (other than goods and accounts) including, without limitation, patents trademarks, trade names, service marks, copyrights, and applications for any of the above; and goodwill, trade secrets, licenses, franchises, rights under agreements, deposit accounts, tax refunds, tax refund claims, moneys due from pension funds, governmental reimbursements and Grantor's books relating to any of the foregoing.

         Event of Default. The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled "Events of Default."

         Grantor. The word "Grantor" means Elcotel, Inc., its successors and assigns

         Guarantor. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with the indebtedness.

         Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Note, including all principal and interest, together with all other indebtedness and costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents. In addition, the word "Indebtedness" includes all other obligations, debts and liabilities, plus interest thereon, of Grantor, or any one or more of them to Lender, as well as all claims by Lender against Grantor, or any one or more of them, whether existing now or later; whether they are voluntary or involuntary, due or not due, direct or indirect, absolute or contingent, liquidated or unliquidated; whether Grantor may be liable individually or jointly with others; whether Grantor may be obligated as guarantor, surety, accommodation party or otherwise, whether recovery upon such indebtedness may be or hereafter may become barred by any statue of limitations; and whether such indebtedness may be or hereafter may become otherwise unenforceable.

         Lender. The word "Lender" means NationsBank, N.A., its successors and assigns.

06-29-1999                 COMMERCIAL SECURITY AGREEMENT                  Page 2
Loan No.                           (Continued)

================================================================================
         Note. The word "Note" means the note or credit agreement dated June 29, 1999, in the principal amount of $2,000,000.00 from Elcotel, Inc. to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for the note or credit agreement.

         Related Documents. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the indebtedness.

         Borrower.  The word "Borrower" means Elcotel, Inc.

OBLIGATIONS OF GRANTOR.  Grantor warrants and covenants to Lender as follows:

         Except as disclosed in writing delivered to Lender, (a) no entity has merged into Grantor or been consolidated, with Grantor, and Grantor's business structure and entity has not changed; (b) no entity has sold substantially all of its assets to Grantor or sold assets to Grantor outside the ordinary course of such seller's business at anytime in the past; and (c) Grantor has not changed its name or identity or used any new trade name or merged or consolidated with any other entity.

         All assessments and taxes, whether real, personal, or otherwise, due or payable by, or imposed, levied, or assessed against Grantor or any of its property have been paid in full before delinquency or before the expiration of any extension period; and Grantor has made due and timely payment or deposit of all federal, state, and local taxes, assessments, or contributions required of it by law, except only for items that Grantor is currently contesting diligently and in good faith and that have been fully disclosed in writing to Lender.

         Perfection of Security Interest. Grantor agrees to execute such financing statements and to take whatever other actions are requested by Lender to perfect and continue Lender's security interest in the Collateral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note Lender's interest upon any and all chattel paper if not delivered to Lender for possession by Lender. Grantor hereby makes, constitutes and appoints Lender as its irrevocable true and lawful attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue the security interest granted in this Agreement. Any person dealing with Grantor shall be entitled to rely conclusively on any written or oral statement of Lender that this power of attorney is in effect. Lender may at any time, and without further authorization from Grantor, file a carbon, photographic or other reproduction of any financing statement or of this Agreement for use as a financing statement. Grantor will reimburse Lender for all expenses for the perfection and the continuation of the perfection of Lender's security interest in the Collateral. Grantor promptly will notify Lender of any change in Grantor's name including any change to the assumed business names of Grantor. This is a continuing Security Agreement and will continue in effect even though all or any part of the indebtedness is paid in full and even though for a period of time Grantor may not be indebted to Lender.

         No Violation. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

         Enforceability of Collateral. To the extent the Collateral consists of accounts, contract rights, chattel paper, or general intangibles, the Collateral is enforceable in accordance with its terms, is genuine, and complies with applicable laws concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral. At the time any account becomes subject to a security interest in favor of Lender, the account shall be a good and valid account representing an undisputed, bona fide indebtedness incurred by the account debtor, for merchandise held subject to delivery instructions or theretofore shipped or delivered pursuant to a contract of sale, or for services theretofore performed by Grantor with or for the account debtor; there shall be no setoffs or counterclaims against any such account; no agreement under which any deductions or discounts may be claimed shall have been made with the account debtor except those disclosed to Lender in writing.

         Aging Reports. Unless otherwise waived or modified in writing by Lender, Grantor shall from time to time hereafter but not less often than quarterly execute and deliver to Lender no later than the 15th day of each quarter end during the term of this Agreement a detailed aging of accounts by total, a summary aging of accounts by account debtor, and a reconciliation statement.

         Grantor will keep or will cause to be kept, accurate and complete records of the accounts and will deliver such records and other financial information to Lender as are requested, and that Lender or its designee shall have the right at any time upon request to call Grantor's place(s) of business at intervals solely determined by Lender, and without hindrance or delay, inspect, audit, make test verifications, send verification of and account to any account debtor and otherwise check and make copies of books, records, journals, orders, receipts, correspondence and other data related to the accounts or the processing or collection thereof.

         If any account shall be evidenced by a promissory note, trade acceptance or any other instrument for the payment of money, Grantor upon Lender's request, will promptly deliver same to Lender, properly endorsed to Lender's order. Regardless of the form of such endorsement, Grantor hereby waives presentment, demand, notice of dishonor, protest and notice of protest and all other notices to which Grantor might be entitled.

         Removal of Collateral. Grantor shall keep the Collateral (or to the extent the Collateral consists of intangible property such as accounts, the records concerning the Collateral) at Grantor's address shown above, or at such other locations as are acceptable to Lender. Except in the ordinary course of its business, including the sale of inventory, Grantor shall not remove the Collateral from its existing locations without the prior written consent of Lender. To the extent that the Collateral consists of vehicles, or other titled property, Grantor shall not take or permit any action which would require application for certificates of title for the vehicles outside the State of Florida, without the prior written consent of Lender.

         Transactions  Involving  Collateral.   Except  for  inventory  sold  or
         accounts collected in the ordinary course of Grantor's business, Grantor shall not sell, offer to sell, consign or otherwise transfer or dispose of the Collateral. Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, or charge, other than the security interest provided for in this Agreement, without the prior written consent of Lender. This includes security interests even if junior in right to the security interests granted under this Agreement. Unless waived by Lender, all proceeds from any disposition of the Collateral (for whatever reason) shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.

         Title: Grantor represents and warrants to Lender that it holds goods and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement. No financing statement covering any of the Collateral is on file in any public office other than those which reflect the security interest created by this Agreement or to which Lender has specifically consented. Grantor shall defend Lender's rights in the Collateral against the claims and demands of all other persons. Upon Lender's request, if Grantor now or hereafter has any vehicle or equipment for which a certificate of title has been or will be issued, Grantor shall immediately deliver to Lender, property endorsed, each certificate of title for such vehicle or equipment for the lien of Lender to be recorded.

         Maintenance and Inspection of Collateral. Grantor shall maintain all tangible Collateral in good operating condition and make all necessary repairs to preserve the Collateral's value. Grantor will not commit or permit damage to or destruction of the Collateral or any part of the Collateral. Lender and its designated representatives and agents shall have the right at all reasonable times to examine, inspect, test, and audit the Collateral wherever located.

06-29-1999                    COMMERCIAL SECURITY AGREEMENT               Page 3
Loan No.                             (Continued)

================================================================================
         Notice. At least thirty (30) days prior to the occurrence of any of the following events, Grantor will deliver to Lender written notice of such impending events: (i) any addition, deletion or a change in Grantor's place(s) of business and/or the location(s) of the Collateral; or (ii) any addition, deletion or change in Grantor's name, any doing business as name, trade name, fictitious name, identity or legal structure.

         Taxes, Assessments and Lines. Grantor will pay when due all taxes, assessments and liens upon it and the Collateral, its use or operation, upon this Agreement, upon any promissory note or notes evidencing the indebtedness, or upon any of the other Related Documents. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's Interest in the Collateral is not jeopardized in Lender's sole opinion. If the Collateral is subjected to a lien which is not discharged within fifteen (15) days, Grantor shall deposit with Lender cash, a sufficient corporate surety bond or other security satisfactory to Lender in an amount adequate to provide for the discharge of the Lien plus any interest, costs, reasonable attorneys' fees or other charges that could accrue as a result of foreclosure or sale. Grantor will, in the event of appropriation or taking of all or any part of the Collateral, give Lender prompt written notice thereof. Lender shall be entitled to receive directly, and Grantor shall promptly pay over to Lender, any awards or other amounts payable with respect to such condemnation, requisition or other taking and in its sole discretion may apply the proceeds as it deems best without regard if any Event of Default has or has not occurred.

         Accounting System. Grantor at all times hereafter shall maintain a consistent system of accounting, with ledger and account cards and/or computer tapes, disks, printouts, and records that contain information pertaining to the Collateral that may from time to time be requested by Lender. Grantor shall not modify or change its method of accounting or enter into any agreement hereafter with any third-party accounting firm and/or service bureau for the preparation and and/or storage of Debtor's accounting records without said accounting firm's and/or service bureau's agreeing to provide to Lender information regarding the Collateral and Grantor's financial condition.

         Compliance With Governmental Requirements. Grantor shall comply promptly with all laws, ordinances, rules and regulations of all governmental authorities, now or hereafter in effect, applicable to the ownership, production, disposition, or use of the Collateral. Grantor may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Lender's interest in the Collateral, in Lender's opinion, is not jeopardized.

         Collateral Value. If Lender deems the value of the Collateral to be threatened by any out of the ordinary loss, dissipation, destruction, damage or other cause, or if the Collateral is decreasing in value, thereupon, or at anytime thereafter, Grantor upon demand by lender agrees to forthwith deposit with Lender, additional collateral to the satisfaction of Lender.

         Hazardous Substances. The terms "hazardous waste," "hazardous substance," "disposal," "release," and "threatened release," as used in this Agreement, shall have the same meanings as set forth in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C.
         Section 1801, et seq., the Resource Conservation and Recovery Act, 49 U.S.C. Section 6901, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. Except as disclosed to and acknowledged by Lender in writing, Grantor represents and warrants that: (a) During the period of Grantor's ownership of Grantor's properties, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any hazardous waste or substance by any person on, under, or about any of the properties, (b) Grantor has no knowledge of, or reason to believe that there has been (i) any use, generation, manufacture, storage, treatment, disposal, release, or threatened release of any hazardous waste or substance by any prior owners or occupants of any of the properties, or (ii) any actual or threatened litigation or claims of any kind by any person relating to such matters. (c) Neither Grantor nor any tenant, contractor, agent or other authorized user of any of the properties shall use, generate, manufacture, store, treat, dispose of, or release any hazardous waste or substance on, under, or about any of the properties; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation those laws, regulations and ordinances described above. Grantor authorizes Lender and its agents to enter upon the properties to make such inspections and tests as Lender may deem appropriate to determine compliance of the properties with this section of the Agreement. Any inspections or tests made by Lender shall be for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of
         Lender to Grantor or to any other person. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Collateral and the properties for hazardous waste. Grantor hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any such laws, and (b) agrees to fully and promptly pay, perform, discharge and defend, indemnify and hold harmless Lender against any and all claims, orders, demands, causes of action, proceedings, judgments, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of this Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release occurring prior to Grantor's ownership or interest in the properties, whether or not the same was or should have been known to Grantor. The provisions of this section of this Agreement, including the obligation to indemnify, shall survive the payment of the indebtedness and the satisfaction of this Agreement and shall not be affected by Lender's acquisition of any interest in any of the properties, whether by foreclosure or otherwise.

         Environmental Compliance and Reports. Grantor shall comply in all respects with all environmental protection federal, state and local laws, statutes, regulations and ordinances; not cause or permit to exist, as a result of an intentional or unintentional action or omission on its part or on the part of any third party, on property owned and/or occupied by Grantor, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter, or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Grantor's part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

         Maintenance of Casualty Insurance. Grantor shall procure and maintain all risks insurance, including without limitation fire, theft and liability coverage of the kinds and in amounts customarily insured against by businesses in the same or similar business, together with such other insurance as Lender may require with respect to the Collateral, in form, coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender. Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days' prior written notice to Lender and not including any disclaimer of the insurer's liability for failure to give such a notice. In connection with all policies covering assets in which Lender holds or is offered a security interest, Grantor will provide Lender with such lender loss payable or other endorsements as Lender may require. If Grantor at any time fails to obtain or maintain any insurance as required under this Agreement, Lender may (but shall not be obligated to) obtain such insurance as lender deems appropriate, including if it so chooses "single interest insurance," which will cover only Lender's interest in the Collateral.

         GRANTOR ACKNOWLEDGES THAT IF LENDER SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO THE BALANCE OF THE LOAN; HOWEVER, GRANTOR'S EQUITY IN THE COLLATERAL MAY NOT BE INSURED. IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFACATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

06-29-1999                  COMMERCIAL SECURITY AGREEMENT                 Page 4
Loan No.                            (Continued)

================================================================================
         Application of Insurance Proceeds. Grantor shall promptly notify Lender of any loss or damage to the Collateral. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. All proceeds of any insurance on the Collateral, including accrued proceeds thereon, shall be held by Lender as part of the Collateral. If Lender consents to repair or replacement of the damaged or destroyed Collateral, Lender shall, upon satisfactory proof of expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration. If Lender does not consent to repair or replacement of the Collateral, Lender shall retain a sufficient amount of the proceeds to pay all of the indebtedness, and shall pay the balance to Grantor. Any proceeds which have not been disbursed within six (6) months after their receipt and which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the indebtedness.

         Insurance Reports. Grantor, upon request of Lender, shall furnish to Lender reports on each existing policy of insurance showing such information as Lender may reasonably request including the following:
         (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy; (d) the property insured; (e) the then current value on the basis of which insurance has been obtained and the manner of determining that value; and (f) the expiration date of the policy. In addition, Grantor shall upon request by Lender (however not more often than annually) have an independent appraiser satisfactory to Lender determine, as applicable, the cash value or replacement cost of the Collateral.

GRANTOR'S RIGHT TO POSSESSION. Until default, Grantor may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents, provided that Grantor's right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender is required by law to perfect Lender's security interest in such Collateral. If Lender at any time has possession of any Collateral, whether before or after an Event of Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender's sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise reasonable care. Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the Collateral.

Lender's Duty of Care. Lender shall have no duty of care with respect to the Collateral except that Lender shall exercise reasonable care with respect to the Collateral in Lender's custody. Lender shall be deemed to have exercised reasonable care if such property is accorded treatment substantially equal to that which Lender accords its own property or if Lender takes such action with respect to the Collateral as Grantor shall request or agree to in writing, provided that no failure to comply with any such request nor any omission to do any such act requested by Grantor shall be deemed a failure to exercise reasonable care. Lender's failure to take steps to preserve rights against any parties or property shall not be deemed to be failure to exercise reasonable care with respect to the Collateral in Lender's custody.

Waivers. Grantor waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, documents, instruments, chattel paper, and guaranties at any time held by Lender on which Grantor may in any way be liable.

ASSIGNMENT AND PLEDGE OF ADDITIONAL RIGHTS. Grantor, in order to further secure the prompt and punctual payment and satisfaction of the indebtedness in favor of Lender in principal, interest, costs, expenses, attorneys' fees and other fees and charges, hereby assigns, pledges and grants to Lender a security interest in the following additional rights (the "Rights"):

         Options and Agreements to Sell. Any and all of Grantor's present and future options or agreements to sell the Collateral, or any part or parts thereof, including without limitation Grantor's rights to exercise and/or enforce such options or agreements.

         Sale Proceeds. Any and all of Grantor's present and future rights, title and interest in and to any and all cash, cash equivalent, property and other proceeds derived or to be derived from the sale, transfer, assignment and/or other distribution of the collateral, whether in cash, farm products, or otherwise, and whether from or through any federal or state government agency or program or otherwise, including without limitation all entitlements, rights to payment, and payments, in whatever form received, including but not limited to, payments under any governmental agricultural diversion programs, governmental agricultural assistance programs, the Farm Services Agency Wheat Feed Grain Program, and any other such program of the

         United States Department of Agriculture, warehouse receipts, chemicals and fertilizers, documents, letters of entitlement, and deficiency, conservation reserve, and diversion and storage payments, together with, Grantor's rights to receive such proceeds and Grantor's rights to enforce collection and payment thereof.

         Insurance Proceeds. Any and all of Grantor's present and future rights, title and interest in and to any unearned insurance premiums and proceeds of insurance affecting all or any part of the collateral, including the right to receive such unearned insurance premiums and insurance proceeds directly from the insurer and, where applicable, to enforce any rights that Grantor may have to collect such amounts.

         Condemnation Proceeds. Any and all Grantor's present and future rights, title and interest in and to the proceeds of any aware or claim for direct or consequential damages relating to any condemnation, expropriation, or any part of the collateral, by any governmental authority, including the right to receive such condemnation proceeds directly from such a governmental authority and, where applicable, to enforce any rights that Grantor may have to collect such condemnation proceeds.

         Damages. Any and all of Grantor's rights, title and interest and other claims or demands that Grantor now has or may hereafter acquire against anyone with respect to any damage to all or any part of the collateral.

EXPENDITURES BY LENDER. If not discharged or paid when due, Lender may (but shall not be obligated to) discharge or pay any amounts required to be discharged or paid by Grantor under this Agreement, including without limitation all taxes, liens, security interests, encumbrances, and other claims, at any time levied or placed on the Collateral. Lender also may (but shall not be obligated to) pay all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses shall become a part of the indebtedness and, at Lender's option, will
(a) be payable on demand, (b) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (i) the term of any applicable insurance policy or (ii) the remaining term of the Note, or (c) be treated as a balloon payment which will be due and payable at the Note's maturity. This Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of an Event of Default.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

         Default on Indebtedness. AN EVENT OF DEFAULT AS DEFINED IN THE Note or demand for payment in full of the Note.

         Other Defaults. Failure of Grantor to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or in any other agreement between Lender and Grantor.

06-29-1999                  COMMERCIAL SECURITY AGREEMENT                 Page 5
Loan No.                           (Continued)

================================================================================
         False Statements. Any warranty, representation or statement made or furnished to Lender by or on behalf of Grantor under this Agreement is false or misleading in any material respect, either now or at the time made or furnished.

         Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral documents to create a valid and perfected security interest or lien) at any time and for any reason.

         Insolvency. The dissolution or termination of Grantor's existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

         Creditor Proceedings. Commencement of foreclosure, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against the Collateral or any other collateral securing the indebtedness. This includes a garnishment of any of Grantor's deposit accounts with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the creditor proceeding and if Grantor gives Lender written notice of the creditor proceeding and deposits with Lender monies or a surety bond for the creditor proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

         Forfeiture. The filing of formal charges under any federal or state law against Grantor or the Collateral which forfeiture is a potential penalty. However, this Event of Default shall not apply if there is a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the proceeding and if Grantor gives Lender written notice of the proceeding and deposits with Lender monies or a surety bond for the proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

         Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or such Guarantor dies or becomes incompetent. Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure the Event of Default.

         Insecurity.  Lender, in good faith, reasonably believes that a material
         adverse  change  occurred  in  the  business,   operations,   financial
         condition, Collateral, property or prospects of Grantor.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender shall have all the rights of a secured party under the Florida Uniform Commercial Code. In addition and without limitation, Lender may exercise any one or more of the following rights and remedies:

         Accelerate Indebtedness. Lender may declare the entire Indebtedness, including any prepayment penalty which Grantor would be required to pay, immediately due and payable, without presentment, demand, protest, or notice, all of which are expressly waived by Grantor.

         Processing of Collateral. Grantor hereby agrees that Lender or its designate may do whatever Lender in its sole discretion deems to be commercially reasonable to prepare any Collateral for disposition and to dispose of any Collateral, including without limitation operating any of Lender's manufacturing or other processes relating to the Collateral. Lender may transfer Collateral into its name or that of a nominee and receive the dividends, royalties or income thereof. Lender shall have no duty as to the collection or protection of the Collateral or any income therefrom, nor as to the preservation of rights against prior parties, nor as to the preservation of any right pertaining thereto.

         Lender may dispose of the Collateral in its then-existing condition or, at its election, may take such measures as it deems necessary or advisable to refurbish, repair, improve, process, finish, operate, demonstrate, and prepare for sale the collateral and may store, ship, reclaim, recover, protect advertise for sale or lease, and insure the Collateral. If any Collateral consists of documents, Lender may proceed either as to the documents or as to the goods represented thereby. Lender may pay, purchase, contest, or compromise any encumbrance, charge, or lien that, in the opinion of Lender, appears to be prior or superior to its lien and pay all expenses incurred in connection therewith.

         Assemble Collateral. Lender may require Grantor to deliver to Lender all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral. Lender may require Grantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender. Lender also shall have full power to enter upon the property of Grantor to take possession of and remove the Collateral and Lender may remain on such premises and use the premises for the purpose of collecting, preparing, and disposing of the Collateral, without any liability for rent or occupancy charges. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Grantor after repossession.

         Sell the Collateral. Lender shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in its own name or that of Grantor. Lender may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Grantor reasonable notice of the time after which any private sale or any other intended disposition of the Collateral is to be made. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days before the time of the sale or disposition. Lender may adjourn any public or private sale from time to time to a reasonably specified time and place by announcement at the time and place of sale previously fixed, without further notice by publication or otherwise of the time and place of such adjourned sale, and such sale may, without further notice, be made at the time and place to which it was so adjourned. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

         Appoint Receiver. To the extent permitted by applicable law, Lender shall have the following rights and remedies regarding the appointment of a receiver: (a) Lender may have a receiver appointed as a matter of right, (b) the receiver may be an employee of Lender and may serve without bond, and (c) all fees of the receiver and his or her attorney shall become the right upon any public sale(s), and, to the extend permitted by law, upon any such private sale(s), to purchase the whole or any part of the indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid. Collateral so sold shall be free of any right or equity of redemption of Grantor.

         Disposition of Collateral. Without demand of performance or other demand, advertisement or notice of any kind (except the notice(s) specified herein regarding the time and place of public sale or disposition or time after which a private sale or disposition is to occur) to Grantor (which all and each of demands, advertisements and/or notices are hereby expressly waived), Lender may forthwith collect, receive, appropriate and realize upon the Collateral, in full or in any part thereof, may abandon, not claim or not take possession of any Collateral, and/or may forthwith sell, lease, assign, give an option or options to purchase or sell or otherwise dispose of and deliver the Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sales(s) at Lender's offices or elsewhere at such price(s) as lender may determine, for cash or on credit or for future delivery without assumption of any credit risk.

06-29-1999                 COMMERCIAL SECURITY AGREEMENT                  Page 6
Loan No.                           (Continued)

================================================================================
         Collect Revenues, Apply Accounts. Lender, either itself or through a receiver, may collect the payments, rents, income, and revenues from the Collateral. Lender may at any time in its discretion transfer any Collateral into its own name or that of its nominee and receive the payments, rents, income, and revenues therefrom and hold the same as security for the indebtedness or apply it to payment of the indebtedness in such order of preference as Lender may determine. Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, chosen in action, or similar property, Lender may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Collateral for cash, credit or otherwise as Lender may determine, whether or not indebtedness or Collateral is then due. For these purposes, Lender may, on behalf of and in the name of Grantor, receive, open and dispose of mail addressed to Grantor; change any address to which mail and payments are to be sent; endorse and/or sign the name of Grantor on notes, checks, drafts, money orders, documents of title, instruments and items pertaining to payment, shipment, or storage of any Collateral; grant credit extensions of time or payment or performance or any other indulgences to anyone with respect to any account; accept the return of the goods represented by any account; or do anything else which Grantor would be legally permitted to do. To facilitate collection, Lender may notify account debtors and obligators on any Collateral to make payments directly to Lender.

         Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any or all of the Collateral or in any way relating to the rights of Lender hereunder, including attorneys' fees and legal expenses, to the payment in whole or in part of the indebtedness, in such order as lender may elect, and only after applying such net proceeds and after the payment by Lender of any other amount required by any provision of law, need Lender account for the surplus, if any to Grantor.

         Obtain Deficiency. Grantor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which Lender is entitled even if the transaction described in this subsection is a sale of accounts or chattel paper. If Lender chooses to sell any or all of the Collateral, Lender may obtain a judgment against Grantor for any deficiency remaining on the indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this Agreement.

         Waiver.  To the extent  permitted by applicable law, Grantor waives all
         claims,   damages  and  demands  against  Lender  arising  out  of  the repossession, retention, sale or disposition of the Collateral.

         License. Lender is hereby granted a license or other right to use, without charge, Grantor's patents, copyrights, trade secrets, technical processes, rights of use of any name, trade names, trademarks, labels, and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral, and Grantor's rights under all licenses (excluding Lucent Technologies license) and all franchise agreements shall inure to lender's benefit.

         Other Rights and Remedies. Lender shall have all the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, as may be amended from time to time. In addition, Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise.

         Cumulative Remedies. All of lender's rights and remedies, whether evidenced by this Agreement or the Relate Documents or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any right or remedy concurrently or in any sequence shall not exclude pursuit of any other right or remedy concurrently or in any sequence, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and to exercise its remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

         Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement and supersedes all prior understandings and correspondence, oral or written, with respect to the subject matter hereof. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

         Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

         Attorneys' Fees; Expenses. Grantor agrees to pay upon demand all of Lender's costs and expenses, including reasonable attorneys' fees and Lender's legal expenses, incurred in connection with the preparation, execution, protection, enforcement and collection of this Agreement. Lender may pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's reasonable attorneys' fees and legal expenses whether or not there is a lawsuit, including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court.

         Caption   Headings.   Caption   headings  in  this  Agreement  are  for
         convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

         Extensions and Compromises. With respect to any Collateral or the indebtedness, Grantor assents to all extensions or postponements to the time of payment thereof or any other indulgence in connection therewith, to each substitution, exchange or release of Collateral, to the release of any party primarily or secondarily liable, to the acceptance of partial payment thereon or to the settlement or compromise thereof, all in such manner and such time or times as Lender may deem advisable. No forbearance in exercising any right or remedy on any one or more occasions shall operate as a waiver thereof on any future occasion; and no single or partial exercise of any right or remedy shall preclude any other exercise thereof or the exercise of any other right or remedy.

         Notices. All notices required to be given under this Agreement shall be given in writing and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States registered or certified mail, first class, postage prepaid, return receipt requested, addressed to the party to whom the notice is to be given at the address shown above; notification by facsimile is specifically not allowed. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Grantor, notice to any Grantor will constitute notice to all Grantors. For notice purposes, Grantor agrees to keep Lender informed at all times of Grantor's current address(es).

         Power of Attorney. Grantor hereby appoints Lender as its true and lawful attorney-in-fact, irrevocably, with full power of substitution to do the following: (a) to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral; (b) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral; (c) to settle or compromise any and all claims arising under the Collateral, and, in the place and stead of Grantor, to execute and deliver its release and settlement for the claim; and (d) to file any claim or claims or to take any action or institute or take part in any proceedings, either in its own name or in the name of Grantor, or

06-29-1999                COMMERCIAL SECURITY AGREEMENT                   Page 7
Loan No.                           (Continued)

================================================================================
         otherwise, which in the discretion of Lender may seem to be necessary or advisable, This power is given as security for the indebtedness, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until the indebtedness is paid in full to Lender.

         Severabillity. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

         Successor Interests. Subject to the limitations set forth above on transfer of the Collateral, this Agreement shall be binding upon and inure to the benefit of the parties, their successors an assigns.

         Time.  Time is of the essence of all requirements of Grantor herein.

         Waiver. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

ACCOUNTS. The word "accounts" means all accounts, instruments, documents, chattel paper, reimbursements an obligations in any form owing to Grantor arising out of the sale or lease of goods or the rendition of services by Grantor, whether or not earned by performance; all credit insurance, guaranties, letters of credit, advices of credit, and other security for any of the foregoing; all merchandise returned to or reclaimed by Grantor; and Grantor's books relating to any of the foregoing. For purposes of this Agreement, Grantor's grant of accounts to Lender as Collateral includes an assignment of all accounts to Lender.

GENERAL INTANGIBLES. The words "general intangibles" mean all general intangibles, choices in action, causes of action, and all other personal property of every kind and nature (other than goods and accounts) including, without limitation, patents, trademarks trade names, service marks, copyrights, and applications for any of the above; and goodwill, trade secrets, licenses, (excluding Lucent Technologies license) franchises, rights under agreements, deposit accounts, tax refunds, tax refund claims, monies due from pension funds, governmental reimbursements and Grantor's books relating to any of the foregoing.

INVENTORY. To the extent the collateral consists of inventory, unless otherwise waived or modified in writing by lender, Grantor shall from time to time but not less than the 15th day of each month during the term of this Agreement provide an inventory report, acceptable to Lender specifying Grantor's cost and the resale cost of Grantor's raw materials, work in process, and finished goods and such other information as Lender may reasonably request.

ADDITIONAL COLLATERAL PROVISION. Notwithstanding the foregoing grant by each Borrower of a security interest in all of the Collateral, it is understood and agreed by all parties that the Borrower shall, grant to the Bank simultaneously with the execution of this Agreement and as and when issued or acquired an Assignment of proceeds of letters of credit and foreign credit insurance policies issued for the benefit of the Borrower to secure payments for accounts receivable and inventory of which is guaranteed by EximBank.
Said assignment shall provide that all of said payments shall be made directly to the Bank.

JURISDICTION. In connection with any litigation regarding any matter arising out of this document or any subsequent agreement between the parties to this document, each submits to the exclusive jurisdiction of the state and federal courts located in the State of Florida.

JURY WAIVER;  DAMAGES.  THE PARTIES TO THIS DOCUMENT  ACKNOWLEDGE AND AGREE THAT
(1) ANY SUIT, ACTION OR PROCEEDING WHETHER CLAIM OR COUNTERCLAIM, BROUGHT OR INSTITUTED BY ANY PARTY OR ANY SUCCESSOR OR ASSIGN OF ANY SUCH PARTY, ON OR WITH RESPECT TO THIS DOCUMENT OR ANY OTHER LOAN DOCUMENT OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO, OR THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY AND EACH PARTY WAIVES THE RIGHT TO TRIAL BY JURY; (11) EACH WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER, IN ANY SUCH SUITE, ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; AND (111) THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THS DOCUMENT AND LENDER WOULD NOT EXTEND CREDIT IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS DOCUMENT.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS COMMERCIAL SECURITY AGREEMENT, AND GRANTOR AGREES TO ITS TERMS. THIS AGREEMENT IS DATED JUNE 29, 1999.

GRANTOR:

Elcotel, Inc.

By: /s/ William H. Thompson
   ------------------------------------------------
   William H. Thompson, Senior Vice President

================================================================================
LASER PRO, Reg. U.S. Pat.  T.M. Off., Ver. 3.24(C)1999 CFI ProServices, Inc.
All rights reserved. [FL-E40 P3.24a ELCOTEL.LNC25.OVL]